SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):      April 21, 2005

LANCE, INC.

(Exact name of registrant as specified in charter)

North Carolina	0-398	56-0292920

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	file number)	Identification Number)

8600 South Boulevard, P.O. Box 32368, Charlotte, NC	28232

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:      704-554-1421

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On April 21, 2005, Lance, Inc. (the “Company”) issued a press release with respect to its financial results for the first quarter ended March 26, 2005. A copy of the press release is being furnished as Exhibit 99.1 hereto. The press release contains forward-looking statements regarding the Company and includes a cautionary statement identifying important factors that could cause actual results to differ materially.

Item 9.01. Financial Statements and Exhibits.

     (c) Exhibits.

99.1	Press Release, dated April 21, 2005, with respect to the Company’s financial results for the first quarter ended March 26, 2005.

The press release furnished as Exhibit 99.1 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LANCE, INC. (Registrant)

Date: April 21, 2005	By:	/s/ B. Clyde Preslar

B. Clyde Preslar Vice President, Chief Financial Officer and Secretary

SECURITIES AND EXCHANGE COMMISSION
Washington, DC

EXHIBITS

CURRENT REPORT
ON
FORM 8-K

Date of Event Reported: April 21, 2005	Commission File No: 0-398

Lance, Inc.

EXHIBIT INDEX

Exhibit No.	Exhibit Description

99.1	Press Release, dated April 21, 2005, with respect to the Company’s financial results for the first quarter ended March 26, 2005.